Exhibit 99.2
TCBI Q1 2010 Earnings April 21, 2010

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2009, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Remarks Improved core earnings power driven by continued margin expansion in Q1-2010 Strong deposit growth, especially DDA, at significantly reduced cost Intense focus on credit quality continued in Q1-2010 Continue to attract experienced RMs and upgrade talent

Financial Review Net income Net income from continuing operations of $7.6 million for Q1-2010 Increased 18% compared to Q4-2009; 24% increase compared to Q1-2009 Improved operating leverage and core earnings power Small decrease in Q1-2010 Net Revenue compared to Q4-2009 NIM increase of 22 bps Reduced contribution from LHS - loan totals, net interest income and fees - growth at end of quarter of $135 million compared to Q1-2010 average Decrease in days - $1.2 million compared to Q4-2009 Net Revenue growth of 29% compared to Q1-2009 NIM expansion 104 bps Growth of 10% in average LHI and 6% in average total loans Efficiency ratio of 56.7%, excluding OREO valuation allowance Net interest margin at 4.43% Reduction in costs of all major funding sources Growth in demand deposits and equity Loan growth and benefit from repricing initiatives

Financial Review Asset quality Total credit cost of $15.4 million compared to $16.1 million in Q4-2009 Provision of $13.5 million for quarter, increased from $10.5 million in Q4-2009 and $8.5 million for Q1-2009 OREO cost of $1.9 million for quarter, reduced from $5.6 million in Q4-2009 Increase in non-performing assets Non-accrual loans at 2.61% Non-performing assets at 3.24% including ORE Net charge-offs of $9.3 million or 85 bps in Q1-2010 Growth in loans Held for investment - 1% increase compared to Q4-2009; 10% increase compared to Q1- 2009 Held for sale - 24% decrease compared to Q4-2009; 22% decrease compared to Q1-2009 Total loans - 2% decrease compared to Q4-2009; 6% increase compared to Q1-2009 Growth in deposits Demand deposits - 5% increase compared to Q4-2009; 50% increase compared to Q1-2009 Total deposits - increase of 1% compared to Q4-2009; 33% increase compared to Q1-2009 Comparisons based on average balances

Q1-10 Q4-09 Q3-09 Q2-09 Q1-09 Net interest income $ 55,228 $ 55,106 $ 51,566 $ 48,802 $ 41,217 Provision for credit losses 13,500 10,500 13,500 11,000 8,500 ORE valuation and write-down expense 1,948 5,628 2,181 ^ ^ Total provision and ORE valuation 15,448 16,128 15,681 11,000 8,500 Net interest income after provision and ORE valuation 39,780 38,978 35,885 37,802 32,717 Non-interest income 6,948 7,811 7,133 7,416 6,900 Non-interest expense(1) 35,238 37,168 34,886 35,373 30,306 Income before income taxes 11,490 9,621 8,132 9,845 9,311 Income tax expense 3,890 3,194 2,779 3,363 3,186 Net income 7,600 6,427 5,353 6,482 6,125 Preferred stock dividends ^ ^ ^ 4,453 930 Net income available to common shareholders $ 7,600 $ 6,427 $ 5,353 $ 2,029 $ 5,195 Diluted EPS $ .21 $ .18 $ .15 $ .06 $ .17 Net interest margin 4.43% 4.21% 4.06% 3.88% 3.39% ROA .57% .47% .40% .49% .48% ROE 6.21% 5.26% 4.46% 5.45% 5.44% Efficiency(1) 56.7% 59.1% 59.4% 62.9% 63.0% Income Statement (in thousands) Excluding ORE valuation/write-down expense

QTD Average Balances, Yields and Rates (in thousands) Q1 2010 Q1 2010 Q4 2009 Q4 2009 Q1 2009 Q1 2009 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 253,272 4.70% $ 273,618 4.60% $ 367,857 4.49% Fed funds sold & liquidity investments 19,928 .22% 18,466 .13% 26,130 .67% Loans held for sale 457,459 4.87% 601,793 4.80% 587,401 4.48% Loans held for investment 4,413,960 5.15% 4,384,692 4.97% 4,022,180 4.58% Total loans, net of reserve 4,804,693 5.20% 4,918,308 5.02% 4,562,895 4.61% Total earning assets 5,077,893 5.15% 5,210,392 4.98% 4,956,882 4.58% Total assets $5,389,021 $5,454,215 $5,195,605 Liabilities and Stockholders' Equity Total interest bearing deposits $3,333,029 .94% $3,314,986 1.02% $2,597,578 1.81% Other borrowings 461,477 .37% 607,731 .36% 1,367,691 .54% Long-term debt 113,406 3.23% 113,406 3.23% 113,406 4.29% Total interest bearing liabilities 3,907,912 .94% 4,036,123 .99% 4,078,675 1.45% Demand deposits 956,359 914,266 636,704 Stockholders' equity 496,107 485,039 456,607 Total liabilities and stockholders' equity $5,389,021 .68% $5,454,215 .73% $5,195,605 1.14% Net interest margin 4.43% 4.21% 3.39%

QTD Averages QTD Averages QTD Averages Q1 2010 Q4 2009 Q1 2009 Q1/Q4 % Change YOY % Change Loans held for investment $4,413,960 $4,384,692 $4,022,180 1% 10% Loans held for sale 457,459 601,793 587,401 (24)% (22)% Total loans 4,871,419 4,986,485 4,609,581 (2)% 6% Securities 253,272 273,618 367,857 (7)% (31)% Demand deposits 956,359 914,266 636,704 5% 50% Total deposits 4,289,388 4,229,252 3,234,282 1% 33% Total assets 5,389,021 5,454,215 5,195,605 (1)% 4% Financial Summary (in thousands)

Financial Summary (in thousands) Period End Period End Period End Q1 2010 Q4 2009 Q1 2009 Q1/Q4 % Change YOY % Change Loans held for investment $4,443,456 $4,457,293 $4,019,247 N/M% 11% Loans held for sale 592,436 693,504 426,982 (15)% 39% Total loans 5,035,892 5,150,797 4,446,229 (2)% (13)% Securities 246,209 266,128 361,898 (7)% (32)% Demand deposits 994,096 899,492 608,939 11% 63% Total deposits 4,409,819 4,120,725 3,010,960 7% 46% Total assets 5,499,599 5,698,318 5,012,513 (3)% 10%

2005 2006 2007 2008 2009 Q1 2010 Non Interest Expense 65344 86912 98606 109651 145542 148744 2005 2006 2007 2008 2009 Q1 2010 Net Interest Income 93624 117170 139752 151737 196691 220912 Non Interest Income 12507 17684 20627 22470 29260 27792 2005 2006 2007 2008 2009 ($ in thousands) Q1-2010^ 106,131 134,854 160,379 174,207 225,951 248,704 Operating Revenue CAGR: 22% Net Interest Income CAGR: 22% Non-interest Income CAGR: 21% Non-interest Expense CAGR: 21% Revenue and Expense Growth ^ Annualized based on 3/31/10 data Net Interest Income Non-interest Income Non-interest Expense

Deposit and Loan Growth 2005 2006 2007 2008 2009 Q1-2010 Demand Deposits 512 514 529 587 899 994 Interest Bearing Deposits 1983 2555 2537 2746 3222 3416 Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2005 2006 2007 2008 2009 Q1-2010 Loans Held for Investment 2076 2722 3462 4028 4457 4443 2005 2006 2007 2008 2009 ($ in millions) Q1-2010 Demand Deposit CAGR: 17% Total Deposit CAGR: 14% Loans Held for Investment CAGR: 20%

Loan Portfolio Statistics Non-accrual loans Commercial $ 44,292 Construction 49,535 Real estate 10,919 Consumer 535 Equipment leases 10,645 Total non-accrual loans $ 115,926 Non-accrual loans as % of loans held for investment 2.61% ORE 28,865 Total Non-accruals + ORE $ 144,791 Non-accrual loans + ORE as % of loans held for investment + ORE 3.24% Total Loans $5,035,892 All numbers in thousands.

Credit Quality Credit experience remains consistent with expectations Total credit cost of $15.4 million, representing a small reduction from Q4-2009 Provision of $13.5 million and ORE valuation charge of $1.9 million Reserve balance increased to 1.69% Provision driven by methodology with factors related to challenging economic conditions Net charge-offs of $9.3 million in Q1-2010 Net charge-offs represent 85 bps for Q1-2010 and 61 bps for last 4 quarters Increase of $1.3 million, 72 bps in Q4-2009 Increase in non-performing asset levels remains very manageable due to increased earnings power NPA increase of $21.9 million, reaching 3.24% of LHI and ORE Non-accrual loans of $115.9 million, 2.61% of LHI, and ORE $28.9 million Tightened credit standards remain in effect due to industry and economic conditions

Credit Quality Reserve / Loans* 1.69% 1.59% 1.16% .95% .77% Non-accrual loans + ORE to loans* + ORE 3.24% 2.74% 1.81% ..69% ..37% Reserve to non-accruals .6x .7x 1.0x 1.5x 2.3x Net Charge-offs / Average Loans Trailing 12 months YTD 2010 2009 2008 2007 2006 * Excludes loans held for sale.

Closing Comments Improved core earnings power Strong deposit growth exceeding loan growth Maintaining strong capital position Credit issues remain challenging but manageable Demonstrating ability to take advantage of market opportunities for people and customers

Q & A